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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - November 6, 2000
                                                          ----------------


                            INFORMATION HOLDINGS INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-14371                 06-1518007
     ------------------              ---------------            ------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)


 2777 Summer Street
Stamford, Connecticut                                                    06905
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(Address of principal executive offices)                               Zip Code


Registrant's telephone number, including area code:        (203) 961-9106
                                                           --------------



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Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

     On November 6, 2000, Information Holdings Inc. (the "Company") completed an acquisition of substantially all the assets and certain liabilities of Transcender Corporation, a Tennessee corporation ("Transcender"), pursuant to an Asset Purchase Agreement, dated as of November 6, 2000, by and among Information Ventures LLC ("Information Ventures"), a wholly owned subsidiary of the Company, Transcender LLC, a limited liability company formed to acquire Transcender and a wholly owned subsidiary of Information Ventures, and Transcender, Aneel M. Pandey, John W. Rose, Edward T. Acerno and Fong Richard Zhu (the "Agreement"). Pursuant to the Agreement, the Company, though Information Ventures, acquired the assets of Transcender for cash consideration of approximately $60 million. The purchase price was funded with cash on hand at the Company. The acquisition will be accounted for by the Company under the "purchase" method of accounting. A copy of the Agreement is attached as Exhibit 2.1.

     The news release announcing the consummation of the transaction is attached as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (a) (b) The financial statements required by Item 7(a) and Item 7(b) of Form 8-K will be filed pursuant to an amendment to Form 8-K no later than January 19, 2001.

     (c) Exhibits.

     2.1 Asset Purchase Agreement, dated as of November 6, 2000, by and among Information Ventures LLC, a Delaware limited liability company, Transcender LLC, a Delaware limited liability company, and Transcender Corporation, a Tennessee corporation, Aneel H. Pandey, John W. Rose, Edward T. Acerno and Fong Richard Zhu.

     99   News Release dated November 6, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFORMATION HOLDINGS INC.

Dated: November 21, 2000                By: /s/ Vincent A. Chippari
                                            ------------------------------
                                            Name:  Vincent A. Chippari
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                                  Exhibit Index

Exhibit No.         Description
-----------         -----------

    2.1 Asset Purchase Agreement, dated as of November 6, 2000, by and among Information Ventures LLC, a Delaware limited liability company, Transcender LLC, a Delaware limited liability company, and Transcender Corporation, a Tennessee corporation, Aneel H. Pandey, John W. Rose, Edward T. Acerno and Fong Richard Zhu.

    99              News Release dated November 6, 2000.


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